Preferred Stock and Convertible Preferred Stock	9 Months Ended
Sep. 30, 2023
Stockholders' Equity Note [Abstract]
Preferred Stock and Convertible Preferred Stock
11. Preferred Stock and Convertible Preferred Stock
Preferred Stock
As of September 30, 2023, the Company was authorized to issue up to 10,000,000 shares of preferred stock at a par value of $0.001. As of September 30, 2023, no shares of preferred stock were issued and outstanding.
Convertible Preferred Stock
On September 11, 2023, the Company completed the Reverse Merger with Former Dianthus in accordance with the Merger Agreement. Under the terms of the Merger Agreement, immediately prior to the effective time of the Reverse Merger, each share of Former Dianthus convertible preferred stock was converted into a share of Former Dianthus common stock. At closing of the Reverse Merger, the Company issued an aggregate of 7,269,183 shares of its common stock to Former Dianthus convertible preferred stockholders, based on the exchange ratio of approximately 0.2181 shares of Company common stock for each share of Former Dianthus common stock outstanding immediately prior to the Reverse Merger.
The authorized, issued and outstanding shares of the convertible preferred stock and liquidation preferences of Former Dianthus as of December 31, 2022 were as follows:

	Issued Dates	Authorized Shares	Shares Issued and Outstanding	Per Share Liquidation Preference	Aggregate Liquidation Amount	Proceeds (Net of Issuance Costs)
Series Seed 1 Convertible Preferred Stock	July 2019, April 2020 and December 2020	6,500,000	6,500,000	$1.000	$6,500	$6,436
Series Seed 2 Convertible Preferred Stock	May 2021	3,829,266	3,829,265	$3.9172	15,000	14,912
Series A Convertible Preferred Stock	April 2022	23,007,017	23,007,017	$4.3465	100,000	96,676

Total Convertible Preferred Stock		33,336,283	33,336,282		$121,500	$118,024